Exhibit 10.2
AMENDMENT NO. 2 TO AMENDED AND RESTATED
CREDIT AGREEMENT
     THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of July 7, 2006, by and among EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), EQUITY OFFICE PROPERTIES TRUST, as Guarantor (the “Guarantor”), the BANKS listed on the signature pages hereof, WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent, and JPMORGAN CHASE BANK, N.A., as Documentation Agent.
W I T N E S S E T H:
          WHEREAS, the Borrower and the Banks have entered into the Amended and Restated Credit Agreement, as of December 9, 2005, as amended by Amendment No. 1 to Amended and Restated Credit Agreement (the “First Amendment”), dated as of June 21, 2006 (as so amended, the “Credit Agreement”); and
               WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.
          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
          1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
          2. Amendments to Definitions. The definition of “Commitment” is hereby deleted and the following substituted therefor:
“Commitment” means with respect to each Bank, the amount set forth under the name of such Bank on the signature pages of the Amendment (and, for each Bank which is an Assignee, the amount set forth in the Transfer Supplement entered into pursuant to Section 9.6(c) as the Assignee’s Commitment), as such amount may be reduced from time to time pursuant to Section 2.11(c) or in connection with an assignment to an Assignee.
          3. Optional Increase in Commitments. Section 2.1(b) is hereby deleted.
          4. Mandatory Prepayments. Notwithstanding anything contained in the First Amendment to the contrary, Borrower shall have no obligation to pay any Net Bond Proceeds arising from the $1,300,000,000 (plus a $200,000,000 overallotment option grant) offering of 4% exchangeable senior notes due 2026 of Borrower and Guarantor, which closed on June 27, 2006 (the “2026 Notes”).
          5. Fees.
               (a) Section 2.16(a) is hereby deleted and the following substituted therefor:
(a) Origination Fee. A fee (the “Origination Fee”) equal to 0.10% of $1,000,000,000 shall be earned as of June 30, 2006 and the Borrower shall pay the same to the Administrative Agent, for the account of the Banks based on their respective Pro Rata Shares, on June 30, 2006. A fee (the “Second Origination Fee”) equal to 0.10% of the Loans outstanding as of September 30, 2006 shall be earned as of such date and the Borrower shall pay the same to the Administrative Agent, for the account of the Banks based on their respective Pro Rata Shares, on September 30, 2006.
          6. Effective Date. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and all the Banks (the date of such receipt being deemed the “Effective Date”).
          7. Representations and Warranties. Schedule 4.4(b) is amended to substitute Schedule 4.4(b) attached to this Amendment. Borrower hereby represents and warrants that as of the Effective Date, all the representations and warranties set forth in the Credit Agreement, as amended hereby (other than representations and warranties which expressly speak as of a different date), are true and complete in all material respects.

          8. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.
          9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
          10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
          11. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.
          12. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby, shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

EOP OPERATING LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Equity Office Properties Trust, a Maryland real estate investment trust, its general partner

	By:	/s/ Stanley M. Stevens
	Name:	Stanley M. Stevens
	Title:	Executive Vice President — Chief Legal Counsel and Secretary

FOR PURPOSES OF AGREEING TO BE BOUND BY THE PROVISIONS HEREOF:

GUARANTOR:

EQUITY OFFICE PROPERTIES TRUST, a Maryland
real estate investment trust

By:	/s/ Stanley M. Stevens

	Name:	Stanley M. Stevens
	Title:	Executive Vice President — Chief Legal Counsel and Secretary
TOTAL COMMITMENTS: $1,600,000,000

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Bank

By:	/s/ Amit Khimji
Name:	Amit Khimji
Title:	Vice President

Commitment: $533,333,333.34

BANK OF AMERICA, N.A., as Syndication Agent and as a Bank

By:	/s/ Eyal Namordi
Name:	Eyal Namordi
Title:	Vice President

Commitment: $533,333,333.33

JPMORGAN CHASE BANK, N.A., as Documentation Agent and as a Bank

By:	/s/ Marc E. Costantino
Name:	Marc E. Costantino
Title:	Vice President

Commitment: $533,333,333.33

SCHEDULE 4.4(b)
Disclosure of Additional Material Indebtedness
1. Drawings under this Agreement
2. Drawings under the Existing Revolving Credit Agreement
3. The 2026 Notes
4. $500,000,000 Bridge Loan from Merrill Lynch Bank USA which closed February 28, 2006
5. $225,000,000 Bridge Loan from LaSalle Bank National Association which closed April 7, 2006